                                                                   EXHIBIT 10-29
                               DTE ENERGY COMPANY
                PLAN FOR DEFERRING THE PAYMENT OF DIRECTORS' FEES
            (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1999)


         The DTE Energy Company Plan for Deferring the Payment of Directors' Fees (the "Plan") was established by DTE Energy Company (the "Company") effective as of January 1, 1996. The Company now desires, effective as of January 1, 1999, to amend and restate the Plan upon the terms and conditions hereinafter set forth and to merge The Detroit Edison Company Plan for Deferring the Payment of Directors' Fees (the "DECO Plan") heretofore maintained by the Detroit Edison Company ("DECO") into the Plan as so amended and restated.

SECTION I    -   PURPOSE

The purpose of the Plan is to enable each Director (as defined below) to defer all or a portion of his or her fees for future services as a member of the Board of Directors or as a member of any committee thereof.

SECTION II   -   ELIGIBILITY

Any Director of the Company who is not a Company employee or an employee of any Affiliate (a "Director") shall be eligible to participate in the Plan. For purposes of the Plan, "Affiliate" shall mean any entity in which the Company directly or indirectly beneficially owns more than 50% of the voting securities.

SECTION III  -   ELECTION, MODIFICATION, AND TERMINATION PROCEDURES

Any Director wishing to participate in the Plan must file with the Corporate Secretary of the Company at 2000 Second Avenue, Detroit, MI 48226, a written Notice of Election on the form attached as Exhibit "A" to defer payment of all or a portion of his or her Director's fees payable in cash. Such an election to participate in the Plan must be made prior to the beginning of the month for which fees are payable. In addition, with respect to any Director who had a deferred Director's fee account under the DECO Plan as of December 31, 1998, effective beginning January 1, 1999, any Notice of Election filed by such Director under the DECO Plan shall be deemed to have been made under and shall be subject to the terms and conditions of this Plan as if it had been made hereunder. An effective election with respect to Directors' fees that have been deferred under the terms of this Plan or DECO Plan and fees that have already been earned may not be modified or revoked. An effective election with regard to fees that have not been deferred or earned may be modified by filing a new Notice of Election or may be terminated by filing a Notice of Termination on the form attached as Exhibit "B". A Director who shall have terminated an effective election may thereafter file a new election covering a subsequent period.

SECTION IV   -   ESTABLISHMENT AND ADMINISTRATION OF DEFERRED DIRECTORS' FEE
                 ACCOUNT

The amount of any Director's fees deferred in accordance with an election, including effective January 1, 1999, the deferred Director's fee account balance under the DECO Plan transferred to

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this Plan by merger effective January 1, 1999, shall be credited to a deferred
Director's fee account maintained by the Company, which account shall be divided into subaccounts to specifically identify the portion of the account subject to adjustment under Section IV(b) ("Subaccount I") and the portion of the account subject to adjustment under Section IV(c) ("Subaccount II"). Such account shall remain a part of the general funds of the Company and DECO, and nothing contained in this Plan shall be deemed to create a trust or fund of any kind or create any fiduciary relationship.

As of the last day of each month for each Director participating in this Plan, the deferred Director's fee account for such Director shall be adjusted as follows:

    (a) The account and applicable Subaccounts thereof shall first be charged with any distributions made during the month and effective as of January 1, 1999 the account and applicable Subaccounts thereof shall be credited with any transfer to the Plan of the deferred Director's fee account balance from the DECO Plan effective as of such date.

    (b) The account balance in Subaccount I shall then be credited with interest for that month. Such interest shall be computed by multiplying the applicable portion of the account balance in Subaccount I after the adjustment provided for in Subsection (a) but before the adjustments provided for in Subsections (d) and (e) of this Section IV by a fraction, the numerator of which is the 5-Year United States Treasury Bond rate, as reported in The Wall Street Journal as of the last business day of each month, and the denominator of which is 12.

    (c) The account balance in Subaccount II shall then be adjusted to reflect the number of hypothetical shares of Company Common Stock allocated to Subaccount II as of such date. The number of hypothetical shares of Company Common Stock allocated to Subaccount II as of any date shall be equal to the number of shares of Company Common Stock that would be allocated to Subaccount II as of such date if (i) the deferred Director's fees to be credited to the Director's account for allocation to Subaccount II were invested in the Company Common Stock at Fair Market Value (as defined below) on the trading day that is coincident with or next following the last day of the month on which such amount is to be credited to the account, (ii) any balance transferred from Subaccount I due to a change in election under Section V were invested in the Company Common Stock at Fair Market Value on the trading day that is coincident with or next following the effective date of such change, (iii) cash dividends on the shares of Company Common Stock treated as allocated to Subaccount II were automatically reinvested in the Company Common Stock at Fair Market Value on the trading day that is coincident with or next following the applicable dividend payment date, and (v) any transfers to Subaccount I due to a change in election under Section V or any cash distributions from Subaccount II Account were made at Fair Market Value on the trading day that is coincident with or next preceding the effective date of such change of election or distribution of the number of hypothetical shares of Company Common Stock needed to make such transfer or distribution, which hypothetical shares shall be subtracted from the number of shares treated as allocated to Subaccount II of the Participant's Account as of the effective date of the transfer


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         or distribution. In the event of any stock dividend or split, recapitalization, reclassification, increase or decrease in the number of outstanding shares, merger, consolidation or exchanges in shares or other similar changes in the Company's Common Stock, appropriate adjustments shall be made in the hypothetical shares of Company Common Stock allocated to each Director's Subaccount II to reflect any such change. For purposes of the Plan, "Fair Market Value" means the average of the high and low sales prices of Company Common Stock as listed in the Wall Street Journal for the New York Stock Exchange Composite tape on a specified date.

    (d) Next, the account shall be credited with the amount, if any, of Director's fees deferred during that month, which amount shall be allocated to Subaccount I and Subaccount II in accordance with the Director's election or deemed election under Section V as in effect as of such date.

    (e) Finally, the amount of any transfer to or from Subaccount I or Subaccount II of the account, pursuant to a change in election or deemed election under Section V, made as of such date shall be added to or subtracted from, as the case may be, the applicable Subaccounts.

A separate record of deferred Director's fees and adjustments thereto shall be maintained by the Company for each participant in this Plan.

SECTION V  -  ELECTION OF ACCOUNT EARNINGS ADJUSTMENTS

At the time a Director elects to participate in the Plan or as of January 1, 1999, if later, the Director shall elect by filing a notice with the Corporate Secretary of the Company to have Director fees thereafter deferred under the terms of the Plan allocated, in specified multiples of 10%, to Subaccount I or Subaccount II of the deferred Director's fee account. If a Director who is participating in the Plan or the DECO Plan as of December 31, 1998 fails to make an election hereunder as of January 1, 1999, he or she will be deemed to have elected to have Director's fees deferred on or after January 1, 1999 allocated to Subaccount I. In addition, if a Director is participating in the Plan or the DECO Plan as of December 31, 1998, the Director will be deemed to have elected to have his or her deferred Director's fee account balances as of December 31, 1998 allocated to Subaccount I effective as of January 1, 1999 unless the Director changes such deemed election as hereinafter provided in this Section V. A Director's election or deemed election under this Section V shall remain in effect until changed as hereinafter provided in this Section V.

A Director may change his or her election or deemed election under this Section V effective as of the last day of any month beginning on or after January 1, 1999 (or effective as of January 1, 1999 if the Director has a deferred Director's fee account balance under the Plan or the DECO Plan as of December 31, 1998), by filing with the Corporate Secretary of the Company written notice of such change at least 14 days (or by such other date as the Corporate Secretary of the Company shall prescribe) prior to the effective date of such change. Any change shall direct that either or both of (a) that the balance credited to Subaccount I or Subaccount II of the deferred Director's fee account as of such date (determined before the adjustment in Subsection (e) of Article
IV) be transferred, in specified multiples of 10%, to the other Subaccount or
(b) subsequent Director's


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fees deferred under the terms of the Plan be allocated, in specified multiples of 10%, to Subaccount I or Subaccount II. Such change shall be effective as of the date elected and shall remain in effect until further changed as provided herein.

Any election or change in election under this Section V shall be made on the forms attached as Exhibit "D" and Exhibit "E", respectively.

SECTION VI   -  PAYMENT OF DEFERRED DIRECTORS' FEES

Deferred fees shall be paid to a Director or, in the event of death, to his or her designated beneficiary in accordance with the Notice of Election and Beneficiary Designation forms that have been filed with the Corporate Secretary of the Company. Payment shall be made in cash, and the amount of any payment from Subaccount II of a deferred Director's fee account shall be made at Fair Market Value on the trading day that is coincident with or next preceding the effective date of payment. If a Director elects to receive payment of his or her deferred fees in installments rather than in a lump sum, the payment period shall not exceed ten years following the payment commencement date. The amount of any installment payment shall be determined by multiplying the Director's unpaid account balance on the date of such installment by a fraction, the numerator of which is one and the denominator of which is the number of remaining unpaid installments. Such balance shall be appropriately reduced to reflect the installment payments made hereunder which shall be made prorata from Subaccounts I and II.

SECTION VII  -  WHEN PAYMENT OF DEFERRED DIRECTORS' FEES COMMENCES

The payment in a lump sum or installments of amounts deferred pursuant to an election under this Plan shall commence on January 15 of the first year to which payment has been deferred and shall be paid in accordance with the terms of such election. If a Director shall die prior to the first year to which payment has been deferred, such payment shall commence on January 15 of the calendar year immediately following the year of death and shall be paid in the manner specified in such election.

In the event a participating Director receives an assessment of income taxes from the Internal Revenue Service which treats any amount payable under this Plan as being includible in such Director's gross income prior to the actual payment of such amount to such Director, the Company shall pay an amount equal to such income taxes to such Director within 30 days after written notice from such Director of such assessment, and such Director's fee account shall be reduced prorata from Subaccounts I and II by an amount equal to such income taxes.

Each payment under this Plan shall be reduced by any federal, state, or local taxes which the Company determines should be withheld from such payment.

Benefits under this Plan shall be payable solely from the general assets of the Company and, with respect to amounts attributable to DECO, of DECO, as the case may be, provided, however, that no provision in this Plan shall preclude the Company or DECO from segregating assets which are intended to be a source for payment of benefits under this Plan. Each participant in this Plan shall have the status of a general unsecured creditor of the Company and of DECO. This Plan constitutes a promise by the Company and DECO to make benefit payments in the future. It is


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intended that this Plan be unfunded for tax purposes and that this Plan shall remain unfunded for the entire period of its existence.

Notwithstanding the foregoing or anything to the contrary in the Plan, the distribution of all or any portion of a deferred Director's fee account will be delayed for a period not to exceed seven months or may be subject to prior approval by the Board to the extent that the Corporate Governance Committee of the Board of Directors of the Company determines that such delay or approval is necessary or desirable to ensure that any transaction under the Plan will qualify for an exemption from the liability provisions imposed on the Director under Section 16(b) of the Securities Exchange Act of 1934, as amended, or any rules and regulations issued thereunder. In the event of any such delay, the undistributed portion of the deferred Director's fee account shall continue to be subject to adjustment as provided in Section IV until distribution is made.

SECTION VIII  -  DESIGNATION OF BENEFICIARY

Each Director, on becoming a participant, shall file with the Corporate Secretary of the Company a beneficiary designation on the form attached as Exhibit "C" designating one or more beneficiaries to whom payments otherwise due the participant shall be made in the event of his or her death while serving as a Director or after leaving the Board. A beneficiary designation will be effective only if the signed beneficiary designation form is filed with the Corporate Secretary of the Company when the Director is alive, and will cancel all beneficiary designations signed and filed previously under this Plan. If the primary beneficiary shall survive the Director but dies before receiving all the amounts due hereunder, the deferred amounts remaining unpaid at the time of death shall be paid in one lump sum to the legal representative of the primary beneficiary's estate. If the primary beneficiary shall predecease the Director, amounts remaining unpaid at the time of the Director's death shall be paid in the order specified by the Director to the contingent beneficiary(s) surviving the Director. If the contingent beneficiary(s) dies before receiving all the amounts due hereunder, the unpaid amount shall be paid in one lump sum to the legal representative of such contingent beneficiary(s) estate. If the Director shall fail to designate a beneficiary(s) as provided in this Section, or if all designated beneficiaries shall predecease the Director, the deferred amounts remaining unpaid at the time of such Director's death shall be paid in one lump sum to the legal representative of the Director's estate.

SECTION IX    -  NON-ALIENABILITY AND NON-TRANSFERABILITY

No Director, beneficiary designated by the Director, or creditors of the Director shall have any right to, directly or indirectly, anticipate, alienate, sell, transfer, assign, pledge, encumber, attach, or garnish any amount that is or may be payable hereunder.

SECTION X     -  ADMINISTRATION OF PLAN; ARBITRATION

(a) Full power and authority to construe, interpret, and administer the Plan shall be vested in the Corporate Governance Committee of the Board of Directors of the Company. Decisions of the Corporate Governance Committee shall be final, conclusive, and binding upon all parties.

(b) Notwithstanding Section X(a) hereof, in the event of any dispute, claim, or controversy (hereinafter referred to as a "Grievance") between a Director who is eligible to elect to

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         receive the benefits provided under this Plan and the Company with respect to the payment of benefits to such Director under this Plan, the computation of benefits under this Plan, or any of the terms and conditions of this Plan, such Grievance shall be resolved by arbitration in accordance with this Section (b).

         (1) Arbitration shall be the sole and exclusive remedy to redress any Grievance.

         (2) The arbitration decision shall be final and binding, and a judgment on the arbitration award may be entered in any court of competent jurisdiction and enforcement may be had according to its terms.

         (3) The arbitration shall be conducted by the American Arbitration Association in accordance with the Commercial Arbitration Rules of the American Arbitration Association and expenses of the arbitrators and the American Arbitration Association shall be borne by the Company. Neither the Company nor such Director shall be entitled to attorneys' fees, expert witness fees, or other expenses expended in the course of such arbitration or the enforcement of any award rendered thereunder.

         (4) The place of the arbitration shall be the offices of the American Arbitration Association in the Detroit Metropolitan area, Michigan.

         (5) The arbitrator(s) shall not have the jurisdiction or authority to change any of the provisions of this Plan by alteration of, addition to, or subtraction from the terms thereof. The arbitrator(s)' sole authority shall be to apply any terms and conditions of this Plan. Since arbitration is the exclusive remedy with respect to any Grievance, no Director eligible to receive benefits provided under this Plan has the right to resort to any federal court, state court, local court, or administrative agency concerning breaches of any terms and provisions hereunder, and the decision of the arbitrator(s) shall be a complete defense to any suit, action, or proceeding instituted in any federal court, state court, local court or administrative agency by such Director or the Company with respect to any Grievance which is arbitrable as herein set forth.

         (6) The arbitration provisions shall, with respect to any Grievance, survive the termination of this Plan.

(c) No Director shall be deemed for any purpose to be or to have the rights and privileges of the owner of Company Common Stock with respect to any hypothetical shares treated as allocated to his or her deferred Director's fee account.

SECTION XI    -   AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Company may amend or terminate this Plan at any time. Any amendment or termination of this Plan shall not affect the rights of participants or beneficiaries to the amounts in the deferred Directors' fee accounts at the time of such amendment or termination.


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SECTION XII   -   APPLICABLE LAW

The provisions of this Plan shall be interpreted and construed in accordance with the laws of the state of Michigan.

SECTION XIII  -   SUCCESSORS

The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Company and any successor of or to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Company" for the purposes of this Plan), and the heirs, executors and administrators of each Director.

IN WITNESS WHEREOF, DTE Energy Company, pursuant to resolutions of its Board of Directors, has caused this instrument to be executed in its name and by its Chairman of the Board as of the 2nd day of December, 1998.


                                                     DTE ENERGY COMPANY



                                                     By:
                                                        ------------------------
                                                        Anthony F. Earley, Jr.



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                                                                     EXHIBIT "A"

                         NOTICE OF ELECTION TO DEFER THE
                           PAYMENT OF DIRECTORS' FEES


Corporate Secretary
DTE Energy Company
2000 2nd Avenue
Detroit, MI 48226

DTE ENERGY COMPANY PLAN FORDEFERRING THE PAYMENT OF DIRECTORS' FEES

Pursuant to provisions of the above-referenced Plan, I hereby elect to have fees payable in cash to me for services on the DTE Energy Company Board of Directors and on any committee of such Board deferred in the manner specified below. It is understood and agreed that this election shall become effective on the first day of the month following receipt of this Notice of Election by the Secretary of the Company. I understand that this election shall be irrevocable with respect to fees that have been deferred and fees that have been earned for the month in which a Notice of Termination shall be filed. This election shall continue in effect for subsequent terms of office unless I shall modify or revoke it.

Payment of deferred fees shall commence on January 15 of the Year of Deferred Payment selected.

YEAR TO WHICH PAYMENT IS DEFERRED:
                                        -----
PERCENTAGE OF FEES DEFERRED:
                                        ----%
METHOD OF PAYMENt:  (Select one)

                      Lump Sum      , or
                               -----
                      Installments        (Number of Years, not over 10)
                                   ------

FREQUENCY OF INSTALLMENTS: (Select one)

                      Annually
                               --------
                      Quarterly
                               --------

Signature:                                    Date:
           ------------------------------           ----------------------




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                                                                     EXHIBIT "B"

                              NOTICE OF TERMINATION



Corporate Secretary
DTE Energy Company
2000 2nd Avenue
Detroit, MI 48226

DTE ENERGY COMPANY PLAN FOR DEFERRiNG THE PAYMENT OF DIRECTORS' FEES

Pursuant to provisions of the above-referenced Plan, I hereby terminate my participation in the Plan effective as of the first day of the month following receipt of this Notice of Termination by the Secretary of the Company.




Signature:                                        Date:
          ---------------------------                   ---------------------





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                                                                     EXHIBIT "C"

                             BENEFICIARY DESIGNATION



Corporate Secretary
DTE Energy Company
2000 2nd Avenue
Detroit, MI 48226

DTE ENERGY COMPANY PLAN FOR DEFERRiNG THE PAYMENT OF DIRECTORS' FEES

Any amounts held in my account under the above-referenced Plan which remain unpaid at my death shall be paid to the following primary beneficiary:

Name:                                     Address:
            ---------------------------                -------------------------

                                                       -------------------------

                                                       -------------------------

                                                       -------------------------




If the above-named primary beneficiary shall predecease me, I designate the following persons as contingent beneficiaries, in the order shown, to receive any such unpaid amounts:

1.   Name:                                Address:
                 ---------------------                 -------------------------

                                                       -------------------------

                                                       -------------------------

                                                       -------------------------

2.   Name:                                Address:
                 ---------------------                 -------------------------

                                                       -------------------------

                                                       -------------------------

                                                       -------------------------


3.   Name:                                Address:
                 -----------------------               -------------------------

                                                       -------------------------

                                                       -------------------------

                                                       -------------------------


This supersedes any previous beneficiary designation made by me with respect to my deferred Director's fee account balance under the Plan. I reserve the right to change the beneficiary in accordance with the terms of the Plan.

Signature:                                              Date:
           -------------------------------                    ------------------

Witnesses
           -------------------------

           -------------------------


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                                                                     EXHIBIT "D"

               NOTICE OF ELECTION OF ACCOUNT EARNINGS ADJUSTMENTS



Corporate Secretary
DTE Energy Company
2000 2nd Avenue
Detroit, MI 48226

DTE ENERGY COMPANY PLAN FOR DEFERRiNG THE PAYMENT OF DIRECTORS' FEES

Pursuant to provisions of the above-referenced Plan, I hereby elect to have my Director fees deferred under the Plan commencing on the later of January 1, 1999 or the date I begin to participate in the Plan allocated to the following Subaccount(s) for adjustment in accordance with the terms of the Plan (indicate from 0% to 100% - in 10% increments - in front of each item; total must equal 100%):


                           Subaccount I.       Adjustment based on the 5-Year
----------------------                         United States Treasury Bond rate

                           Subaccount II.      Adjustment made by making a
----------------------                         hypothetical investment in
                                               accordance with the Plan in DTE
                                               Energy Company Common Stock with
                                               the assumption of automatic
                                               dividend reinvestment.

I understand that this election of the form of account earnings adjustment will remain in effect until I elect to change my election effective as of the last day of any month by filing with the Corporate Secretary of the Company a change of election form at least 14 days (or by such other date as the Corporate Secretary of the Company shall prescribe) prior to the effective date of the change.


Signature:                                         Date:
           -----------------------------------           -----------------------




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                                                                     EXHIBIT "E"

          NOTICE OF ELECTION OF CHANGE IN ACCOUNT EARNINGS ADJUSTMENTS



Corporate Secretary
DTE Energy Company
2000 2nd Avenue
Detroit, MI 48226

DTE ENERGY COMPANY PLAN FOR DEFERRiNG THE PAYMENT OF DIRECTORS' FEES

Pursuant to provisions of the above-referenced Plan, I hereby make the following election(s) with respect to the manner in which my deferred Director's fee account under the Plan is adjusted (complete Section I or Section II, or both, as desired):


    I. (Complete this Section I only if you want to transfer all or part of your existing deferred Director's fee account balance from one Subaccount for adjustment under the other Subaccount.* If you desire to make such a transfer, check the applicable item below and insert desired percentage from 10% to 100% - in 10% increments.)


                                    I elect to transfer     % of my existing
        ----------------------                         ----
                                    account balance in Subaccount I (under which adjustment is based on the 5-Year United States Treasury Bond rate) to Subaccount II (under which adjustment is made by making a hypothetical investment in accordance with the Plan in DTE Energy Company Common Stock with the assumption of automatic dividend reinvestment).

                                     - or -

                                    I elect to transfer      % of my existing
         ---------------------                          ----
                                    account balance in Subaccount II (under
                                    which adjustment is made by making a
                                    hypothetical investment in accordance with the Plan in DTE Energy Company Common Stock with the assumption of automatic dividend reinvestment) to Subaccount I (under which adjustment is based on the 5-Year United States Treasury Bond rate).

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


    II. (Complete this Section II only if you want to change your Subaccount allocation election with respect to future Director's fees deferred under the Plan. If you desire to make such a change, indicate from 0% to 100% - in 10% increments - in front of each item; total equal 100%):


                                    Subaccount I.    Adjustment based on the
        ----------------            5-Year United States Treasury Bond  rate

                                    Subaccount II. Adjustment made by making a
        ----------------            hypothetical investment in accordance with
                                    the Plan in DTE Energy Company Common Stock with the assumption of automatic dividend reinvestment.

I understand that the change(s) elected on this form will become effective as of the last day of the month (or January 1, 1999 if the change is to be effective under the Plan as of that date) occurring after the date this form is filed with the Corporate Secretary of the Company, provided that it is filed at least 14 days (or by such other date as the Corporate Secretary of the Company shall prescribe) prior to the effective date of the change.




Signature:                                         Date:
           ------------------------------                 ---------------------






-------------
*.* Please note that a transfer is a discretionary transaction under Rule 16-b of the Securities Exchange Act of 1934, as amended, and accordingly an election to transfer all or any portion of your account balance would be "exempt" from the short-swing trading liability provisions of Rule 16-b only if you have not made an "opposite way" election under the Plan or any other plan of the Company or its affiliates within the prior six months. Please contact the Company's Corporate Secretary if you have any questions.


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